Statements of Net Assets Available for Benefits - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Participant-directed investments — at fair value (Note 3)	$ 14,795,147	$ 13,327,277
Participant-directed investments — at contract value (Note 5)	407,756	335,562
Total investments	15,202,903	13,662,839
Receivables:
Notes receivable from participants	35,050	32,660
Participant contributions	5	10
Employer contributions	461,210	490,791
Investment income and other	2,746	3,010
Total receivables	499,011	526,471
Total assets	15,701,914	14,189,310
LIABILITIES:
Accounts payable	5,076	3,935
Total liabilities	5,076	3,935
NET ASSETS AVAILABLE FOR BENEFITS	$ 15,696,838	$ 14,185,375